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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                           ________________________

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                          __________________________


Date of Report (Date of
earliest event reported): September 3, 1998
                          -----------------


                        INTERMEDIA COMMUNICATIONS INC.
           --------------------------------------------------------
            (Exact name of registrant as specified in its charter)


       Delaware                                                  59-2913586
--------------------------                                   -------------------
(State or other jurisdic-                                    (I.R.S. Employer
 tion of incorporation or                                    Identification No.)
 organization)


                                    0-20135
                           ------------------------
                           (Commission File Number)


 3625 Queen Palm Drive, Tampa, Florida                                33619-1309
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(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code (813) 829-0011
                                                   --------------
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ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
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          (b)  Although there is no requirement that Intermedia COmmunications
Inc. (the "Company") file financial statements with the Securities and Exchange Commission under Item 7, the Company hereby files unaudited pro forma condensed consolidated financial statements, as Exhibit 99.1, which give applicable effect to the acquisitions of the affiliated entities known as National Tel, which was consummated on April 30, 1998, the affiliated entities known as Long Distance Savers, which was consummated on March 31, 1998, Shared Technologies Fairchild, Inc., which was consummated on March 10, 1998, DIGEX Incorporated, which was consummated in July 1997 and the Company's debt and equity offerings in 1997.

Exhibit 99.1   Unaudited Pro Forma Condensed Consolidated Financial Statements

                                       2
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                                   SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: September 3, 1998

                        INTERMEDIA COMMUNICATIONS INC.
                        ------------------------------
                                 (Registrant)



                         By: /s/ Robert M. Manning
                             ________________________
                             Name:  Robert M. Manning
                             Title: Senior Vice President and Chief
                                       Financial Officer

                                      3
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                                 EXHIBIT INDEX
                                 -------------


Exhibit
  No.          Description
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Exhibit 99.1   Unaudited Pro Forma Condensed Consolidated Financial Statements